UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number
811-07831

FMI  Funds, Inc.
(Exact name of registrant as specified in charter)

100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Ted D. Kellner
Fiduciary Management, Inc.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 226-4555
Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2008

Item 1. Reports to Stockholders.

ANNUAL REPORT
September 30, 2008

FMI
Focus Fund

A NO-LOAD
MUTUAL FUND

FMI Focus Fund

Ted D. Kellner, CFA
President
October 28, 2008
Dear Fellow Shareholders:
The attached note from Rick and Glenn touches on the third quarter performance, which, for the FMI Focus Fund, was quite good.  The returns for the third quarter, however, seem a distant memory, given the market slide of the last 60 days.  To say the financial markets have been difficult and volatile would be a classic understatement.  Virtually no segment of the financial markets has remained unscathed.  Particularly difficult are today’s credit markets, which are making it challenging for companies to transact business and finance even the shortest-term financial instruments of even the highest quality companies.  The equity markets have been equally difficult, with all the major indices, as of this writing, now down over 40% from their 52-week highs reached in October of 2007.  The problems and issues plaguing both our economy and the markets became vividly apparent in the last 60 days, and despite coordinated action of U.S. and foreign authorities, as well as the commitment of hundreds of billions of dollars, stocks have continued to fall.
What is one to do in such an environment?  The first thing is to step back, take a deep breath, and try to look at where we are today.  Trying to do so in an environment such as this is never easy; however, doing so is critical to achieving solid long-term investment results.  Rick and Glenn, in their letter, spend a great deal of time discussing the work that Steve Leuthold and his highly respected Leuthold Group have done with regard to stock market history and valuations in today’s market.  The upshot is that by most measures valuations are very attractive, and at these levels will most likely lay the foundation for excellent long-term rates of return over the next several years.  Prevailing investment sentiment today is about as negative as I have seen it in my 40 years of investing.  Historically, deep pessimism of this nature gives rise to excellent long-term investment returns.  We have no doubt that economic news will remain negative for many months to come.  We also have no doubt that the market will perform its normal discounting function, as it has done in the past, and be advancing as the news worsens, looking beyond the current valley, and into the inevitable economic upturn.  The last 16 months, and 40%+ market declines, have, in our view, discounted much of what we are now seeing on the economic front, and what we’ll likely see for several more months.  We do believe, however, that the ground is being laid for excellent investment returns in the next 2-4 years.
Warren Buffett, in the October 17 issue of the New York Times, reminded us of a simple investment tenet – that is, to be fearful when others are greedy, and greedy when others are fearful.  Clearly, today’s investors are fearful.  No one can predict short-term movements in the stock market – nor when the market will reach a bottom.  But again, if history is any guide, the market will move higher in the throes of the negative economic news we will likely see – and perhaps, substantially so – well before either sentiment or the economy’s vital signs improve.  If you wait for “things to get better,” it will be accompanied by a market that, in our opinion, will be substantially higher.
Our years of investing have taught us that it is extremely important to go against such deeply negative market sentiment.  Rick and Glenn have built a strong long-term record with the FMI Focus Fund, and today, the portfolio is populated with companies that we believe represent terrific long-term values.  For the investor with a 2-4 year time horizon, we believe the Fund will provide excellent rates of return.  Stocks may be cheaper in the next few months, but we feel that the risk/reward from today’s levels are extremely attractive.
As always, we thank you very much for your continued support of, and investment in the FMI Focus Fund.
Sincerely,

Ted D. Kellner, CFA
President

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

Richard E. Lane	Glenn W. Primack
Portfolio Manager	Portfolio Manager

October 14, 2008

Dear Fellow Shareholders,

The FMI Focus Fund posted a nearly flat return of -0.18% for the September quarter, just ahead of the Russell 2000 Index which declined 1.11% and sufficiently ahead of the Russell 2000 Growth Index which fell 6.99%.  The last several weeks in September saw quite a slide in stock prices, presaging the first two weeks in October, which we will focus on later in the letter.  Note that the S&P 500 Index declined 8.37% in the third quarter while the S&P MidCap 400 fell 10.87%.

Top performing stocks in the Focus Fund included Jos. A. Bank Clothiers, Inc. (JOSB), Family Dollar Stores, Inc. (FDO), and two bank stocks, Zions Bancorporation (ZION) of Salt Lake City, Utah, and UCBH Holdings, Inc. (UCBH) of San Francisco.  Underperformers were principally our remaining energy holdings, Exterran Holdings, Inc. (EXH), Dresser-Rand Group, Inc. (DRC), and Rowan Companies, Inc. (RDC).

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM
ITS INCEPTION (12/16/96) TO 9/30/08 AS COMPARED TO THE
RUSSELL 2000(1) AND THE RUSSELL 2000 GROWTH(2)

FMI Focus Fund
$63,199

Russell 2000
$22,497

Russell 2000 Growth
$14,871
Results From Fund Inception (12/16/96) Through 9/30/08
			Annualized Total	Annualized Total	Annualized Total Return*
	Total Return*	Total Return* For the	Return* For the 5	Return* For the 10	Through 9/30/08 From
	Last 3 Months	Year Ended 9/30/08	Years Ended 9/30/08	Years Ended 9/30/08	Fund Inception 12/16/96
FMI Focus Fund	-0.18%	-12.58%	6.72%	13.49%	16.93%
Russell 2000	-1.11%	-14.48%	8.15%	7.81%	7.12%
Russell 2000 Growth	-6.99%	-17.07%	6.64%	4.67%	3.42%

(1)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.
(2)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
*
Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.  Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.  The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Generally, financial and consumer stocks had a nice bounce in the quarter following a really tough previous six months, while energy and technology related stocks had some rough sledding.

As we outlined in the June shareholder letter, we came into the quarter with a large 18% cash balance, reflecting a cautious defensive position.  We also stated that we would likely take the opportunity to add to positions on price weakness.  With the sell-off at quarter end, we did in fact put about one-third of our cash position to work, ending the quarter with about 14% in cash.  The purchases were generally in the beaten up financial and retail sectors.  Energy stocks continued to be de-emphasized.

October Massacre

In light of the incredible sell-off in the first two weeks of October, we will focus our discussion on post-quarter events which, per se, have obviously rendered the September quarter moot.  Since the end of September, we have witnessed a meltdown in stock markets worldwide, with the Dow Jones Industrial Average falling some 2,400 points, or 22% in just ten trading days.  European and Asian markets have declined even more, while emerging markets, such as Russia, China, and India have experienced veritable market crashes.  There goes the decoupling argument of the ability of those emerging countries to grow and prosper even if the historical growth engine, the United States, was in a recession.

By now we have all read about how poor lending standards (sub-prime mortgages), overleveraged banking firms (Lehman Brothers and Bear Stearns), and the mercurial rise in the use of derivatives (AIG) have all contributed to the “mother of all credit cycles.”  We have profiled the continual erosion in the lending standards in several previous shareholder letters.  Unfortunately, in the past two weeks, years of easy credit and increasing debt levels have come home to roost.  This credit bubble has been building for the past five years.  The Bear Stearns debacle followed by the government takeover of Fannie Mae and Freddie Mac were simply the straws that finally broke the financial system’s back.  Then, throw in AIG, Washington Mutual, and a handful of large regional “zombie banks” for good measure.  Of course, the contagion has quickly spread to Europe where a number of very large financial institutions are in the process of receiving government assistance, including Royal Bank of Scotland, Fortis, and Dexia.

While the scope of the financial carnage is considerably greater than we had anticipated, we were not surprised that this has come to pass.  Rather than focus on yet another rehash of what happened, we prefer to focus on what to do now, from the perspective of an investor.  To help put the current financial situation into perspective, we turned to the recent work of the well-known market analyst, Steve Leuthold.  We have collaborated with Steve and his team for over 25 years and marvel at Steve’s ability to size up the issues, particularly from a historical perspective.  We include excerpts from The Leuthold Group, LLC’s  October 2008, Volume 1 Number 5  “View from the North Country” publication, his most recent “missive” to his institutional money manager clients.  Again, Steve is one of the most respected and experienced hands in the business and we thank him for the use of his material, which is included below:

Current Outlook: Market Lows Close At Hand

Obviously I was wrong a month ago in thinking a rolling stock market bottom “was in”, but I do believe the bear market lows are close at hand. (I was going to write “the end is near” rather than “close at hand”, but quickly reconsidered.)

•
Today the level of investor pessimism is the blackest since 1974. Back then I recall an Economist stock market cover story: “The World’s Stock Markets Going Straight To Hell”. Now again, investors are so negative that, for a contrarian, this has become a strong stock market positive. Today with the public, institutional investors and hedge funds so negative, we can assume most of these investors have drawn down equity exposure, reflecting their pessimism, or are in the process of doing so. The result will be a sold out market.

•
At present, the greatest investor fear is that the U.S. and the global financial systems are about to collapse. Many believe the current government bailouts of the banking system in the U.S. and Euroland are unprecedented, a radical departure from the past.This is just not true, as Doug Ramsey, Eric Bjorgen, and I will demonstrate on the following pages of this publication. We have been here before, financial panics and government bailouts.  In many cases, the crisis was in proximity to a major stock market low.

FINANCIAL CRISES AND GOVERNMENT BAILOUTS...Nothing New

Although some policymakers and members of Congress would have us believe otherwise, the current financial crisis has not led the U.S. into uncharted waters. Herein is an updated Leuthold timeline of U.S. financial crises dating back to 1792.

We came away from several days of reviewing past crises more reassured than before the exercise.  Names have changed, but the economic and emotional responses are neither random nor case-specific, but patterned in some loose way. The human element tends to outweigh the structural ones, no matter how formidable the latter superficially appear. The following are some observations that tie together the crises we have studied:

The Bulk Of Asset Price Declines Occur BEFORE The Crisis Hits

The chart on the following page shows that most crises occur near the end of significant stock market declines, and only rarely touch off further additional losses in stocks and real assets. This is true even when the crisis translates into a severe economic downturn (with the Great Crash of 1929 an obvious exception). The Great Panic of 1907—halted by J.P. Morgan’s famed intervention - coincided with a major bear market low in November 1907, even though real GDP would decline by almost 9% in the following year. Big declines in stocks and commodities exposed those who were “swimming naked” when the tide was high. Again, the crisis is generally the result of these declines, not the cause of additional ones.

Government Intervention Is Almost Inevitable

Financial crises have brought on interventions from even the most laissez faire of governments. Responses range from brilliant to bizarre, and many if not most are counterproductive. For instance, the response to the Wildcat Bank Panic of 1837 was to raise tariffs; the Panic of 1857 caused government to lower them. The Glass-Steagall separation of commercial and investment banking activities and the FDIC arose from the Emergency Banking Act of 1933. The panicky response to an especially severe crisis was to establish an Orwellian “Office of Financial Stability” (as provided for in the Emergency Economic Stabilization Act of 2008... we’re not kidding).

“Cooler Heads” Will Not Prevail...They Will Roll

Officials that avoid the pressure to “do something” don’t last very long. Imagine Herbert Hoover’s Treasury Secretary, Andrew Mellon, at the helm in the today’s crisis. It was Mellon who felt that the post-1929 panic was best left to play out on its own:

“It will purge the rottenness out of the system. High costs of living and high living will come down. People will work harder, live a moral life. Values will be adjusted, and enterprising people will pick up the wrecks from less competent people.”

The cooler heads among investment professionals are also at risk. The investment merits of owning a AAA-rated, general obligation muni bond yielding 6% versus a T-bill at 1% (or recently 0.1%) may not outweigh the short-term career risks of having the muni appear on a quarterly statement.

Psychology Overrides Economics

The underlying economic viability or desirability of any government intervention becomes secondary to the immediate objective of restoring confidence. (Very important to keep this in mind while reviewing some of the outlandish earmarks attached to the current bailout bill.) Ironically, resuscitating “greed” is the goal—although the wording is more likely to be “rekindling animal spirits”.

Regarding the last point, we just finished reading an apocalyptic article which characterized the entire 1982-2007 U.S. upswing as having been built entirely on a pyramid of confidence. It strikes us that this statement could well have characterized the economy of any nation at any time in history.

A CHRONOLOGY OF PAST U.S. FINANCIAL CRISES

The significant market downturn experienced in recent weeks serves as a stark reminder of how a loss of confidence in the financial system can produce stock market declines that are both swift and dramatic. However, market history reminds us that previous financial crises—while frightening at the time—have produced some excellent investment opportunities.

The point of bringing up these past financial shocks is not to draw direct comparisons to the current events, because each crisis had characteristics that made them frighteningly unique to the market participants of the day. Rather, we emphasize that excess leverage, fear, uncertainty, and even the collapse of large institutions have existed within the U.S. financial system going back to the Panic of 1792. While the characteristics of each crisis are, in some respect, different from the others, one element stays the same: They tend to produce exceptional buying opportunities.

“History Does Not Repeat Itself Exactly—But Behavior Does”
—Bob Farrell

•
Savings & Loan Crisis: During the 1980s, S&Ls were deregulated and jumped into commercial real estate lending with both feet. Regulation that remained was lax and ineffective. Loans were large and stupid, far afield from home mortgages. As interest rates rose, the S&Ls found themselves paying more for deposits than they were earning on their real estate loans. About half the 3,234 S&Ls closed (1986-1995) sticking Federal Deposit Insurers with junk loans and a lot of lousy collateral. Congress created Resolution Trust to clean up the mess, which it eventually did, but it cost the taxpayers about $160 billion dollars.

…Yet, during this ten-year period spanning the majority of the S&L Crisis (January 2, 1986—December 29, 1995), the DJIA gained 233% (an annual compound rate of 12.8%).

•
1997-1998 produced a number of financial crises that culminated in the failure of Long Term Capital Management (a highly leveraged hedge fund run by former Salomon Brothers head bond trader John Meriwether, along with Nobel laureates Robert Merton and Myron Scholes). This failure resulted in a $3.6 billion bailout orchestrated by the Federal Reserve Bank of New York in order to avoid a wider collapse in the financial markets. This period also saw the infamous Asian currency crisis, as well as the Russian government bond default.

…From the August 31st, 1998 stock market low, the DJIA went on to rally almost 44% one year later.

•
On Black Monday (October 19th, 1987), the U.S. stock market suffered its greatest one-day percentage decline, as the DJIA fell 22.6% for the day. The “crash” was global in nature, and was attributed to excessive use of Wall Street program trading, widespread use of portfolio insurance (an early ineffective risk reducing derivative), arbitrage, and market psychology with the complete absence of liquidity as the market crashed. Quickly the government, through the Fed, turned the monetary spigot wide open and cut rates.

…Just one year later, the market had rallied nearly 23% off the October 19th low. Two years later, the DJIA had gained more than 54% from its low.

•
Great Depression Financial Crisis: It all began with the stock market crash in 1929. By 1933 1,000 homeowners a day were losing their homes to the banks. 2500 banks failed in the 1930-1932 period. A new run on banks was accelerating in 1933. Recently elected President FDR declared a Bank Holiday on March 6th, 1933 and reopened them four days later after Congress (in one day) responded to the crisis by introducing and passing the Emergency Banking Act providing government funds to the banking system.

Shortly thereafter, Congress created the Homeowners Loan Corporation, a government agency to prevent foreclosures by buying defaulted home mortgages from the banks and refinancing them at lower rates with 15 year terms. Ultimately, the HLC issued mortgages to about 10% of the country’s non-farm homeowners. The government agency closed the last of the loans out in 1951. Overall, 80% of the borrowers paid off on time or early. It is claimed this agency actually earned a small profit.

•
Great Panic Of 1907: A failed cornering of the market for United Copper triggered a run on banks that had financed the scheme. Knickerbocker Trust Company failed. The Treasury injected millions of dollars into the banking system, but it was not enough. J.P. Morgan stepped up and convinced others - including the Secretary of the Treasury and John D. Rockefeller and the sound banks—to form a joint pool and make large deposits in major New York City banks that were in trouble. Would Warren Buffet have the clout to do something like this today?

•	Mini-Panics Of 1884 & 1890: Small-scale banking panics erupted in May 1884 (resulting in 42 bank failures) and November 1890 (18 failures).

•	Panic Of 1873: Panic was triggered by the bankruptcy of the Northern Pacific Railroad and its major investor, Jay Cooke.

•
Panic Of 1857: A recession had begun in 1856 after a long period of railroad expansion and land speculation. But the discovery of embezzlement at Ohio Life Insurance and Trust kicked off the panic.  British investors pulled funds from U.S. banks. Land prices declined after the cancellation of new rail routes, and grain prices collapsed following the end of the Crimean War and Russia’s re-entry into global markets. The major government response was a major reduction in tariffs.

•
Wildcat Bank Panic Of 1837: The panic was set off by a decline in British direct investment following a period of heavy speculation in land and cotton. “Wildcat” banks that had financed speculation in Western lands began to fail. A six-year depression followed. President Andrew Jackson was philosophically opposed to intervening and was voted out of office in 1840. The Whig Party promoted active government programs to stimulate the economy including increased tariffs.

•
Panic of 1792: This panic is not on the preceding long term chart because no valid stock market data is available as far back as 1792. But I found this period very interesting because it was the first U.S. government bailout of the banking system, taking place in George Washington’s first term. The engineer was Treasury Secretary Alexander Hamilton.

It all started in 1791 when the federal government assumed the debt obligations that some states had incurred during the Revolutionary War, borrowing to do so. This debt bailout increased U.S. government domestic debt by 70%. To finance the bailout, the U.S. floated 6% bonds, popularly referred to as “The Sixes”. The bonds proved to be very popular with speculators, including a syndicate that tried to corner the market. The price of the Sixes soared, but the bubble burst and the bonds fell a fast 25% over a two week period.

The government, per Hamilton’s direction, intervened, borrowing from banks to buy Sixes and lift the price. He then insisted major U.S. banks accept these bonds as collateral and backed the bonds with a government guarantee. The financial system soon stabilized with not a single bank failure for the next 17 years. (Could it be that Paulson and Bernanke are learning from Alexander Hamilton?)

SUMMARY: A Government Bailout Of The Financial Establishment Is Nothing New

As Alex J. Pollock of the American Enterprise Institute recently observed:

“If you would like an empirical law of government behavior, it is in that a panic or threatened financial collapse, governments intervene—every government, every party, every country, every time.”

ECONOMIC TIME CLOCK: Stock Market Bottom October/November 2008?

Since WWII, recessions have lasted 11 months on average, with the 1892 to date average recession lasting 15 months. The roughly 12 month duration of the current recession can be considered to be at or approaching historical standards. As in our long term stock market cycle studies, there is no hard rule that the current recession must follow the course of statistical norms, especially considering that the purging of excess leverage in our economy will have ramifications on household balance sheets and spending patterns. In the interest of “stress-testing” our economic assumptions, we could ask: What are the implications for equities if the current recession were to last yet another year? This is no small assumption, since this would become tied with one other contraction as having been the second longest recession of the last 120 years.

…The table above indicates that the stock market typically bottoms just beyond the mid point of the economic contraction. Even assuming a two-year recession, a similar stock market bottoming time line would place the stock market bottom in October or November 2008.

…Impressive 12-month returns averaging +40% follow these lows (column far right). You don’t want to be out of the market when this happens.

S&P 500 NORMALIZED P/E…..A Buying Zone

The following histogram presents the quarterly average normalized P/E ratios dating back to 1957. For the third quarter, the average normalized P/E ratio was 16.9x earnings, the lowest quarterly average since the fourth quarter of 1990, and the October 3rd P/E ratio of 14.8x ranks in the 26th percentile of this historical distribution. The “Decile Distribution” shown on the histogram places the current reading in the third cheapest decile.

•
We have gone back and looked at what the subsequent returns have been for investors when buying stocks in the various deciles. Obviously, it makes sense to buy when P/E ratios are low (as they are today). The tables below the histogram present the One Year and Ten Year returns achieved at different P/E levels.

Note: Normalized earnings are a five year average of S&P 500 earnings, using the midpoint between operating and reported results. The earnings are normalized in order to smooth out the earnings stream over the course of the business cycle.  We use 18 quarters of historical results combined with two quarters of estimates.

•	Since 1957, investors who have purchased the S&P 500 when the normalized P/E ratios were in the 12.7x to 15.9x range (the third decile), the median one year total returns have been +18.6%.

•	The stock market is agin in this valuation zone, and we believe it offers an outstanding short term and long term opportunity to buy stocks.

•	Using history as a guide, investors buying at today’s P/E levels could expect to achieve an annual compound return of +14.2% over the next ten years.

•
Returns do get better when buying in the 1st and 2nd deciles, but there is no guarantee the market will fall to those lows.  Now is the time for long term investors to at least begin rebuilding equity exposure.

NOW IS NOT THE TIME FOR PANIC SELLING

The eighty year median and average bear market declines are now only about 200-600 basis points greater than the cumulative 30% decline in the latest bear market.  Historical standards suggest most, if not all, of the bear damage has already been done. In the post-WWII era, two-thirds of the bear market cycles ended with declines that were equal to, or less than, the current 30% decline.

We recognize that individual bear markets are not bounded by statistical inference, or historical scripts. But they do tell us what is normal or typical over the course of market history. Alone, these market history studies mean little unless there is other compelling evidence to suggest the potential for upside reward substantially outweighs downside risk.

BIG BLOCK INSIDER TRANSACTIONS ($1 Million+)

•
This indicator tracks large block transactions of corporate insiders on a market-wide basis.  The readings are normalized as a percentage of total market capitalization. The buy/sell bands were raised during the 1999-2006 period to reflect the widespread use of options as a form of executive compensation.  They have since been lowered.

•
The bullish readings on the lower band have been remarkably opportune times to become bullish. Note prior “buy signals” in 1984, early 1988, 1995 and early-2003.  A recent signal in 2008 suggests the biggest insiders view their companies as bargains.

Reprinted by Permission – The Leuthold Group, LLC, “View from the North Country”, October 2008, Vol.1 No.5

We conclude by echoing Steve’s conclusion that, in all probability, the bulk of the decline is behind us.  The S&P 500, as of Friday, October 10, had declined some 43% peak-to-trough.  Yes, the immediate economic outlook isn’t exactly rosy, but stock valuations reflect the same.  We are not smart enough to call exact bottoms, and perhaps the next five-to-ten percent is down, not up.  However, history shows that when the market turns, it turns fast and hard.  We are positioning the portfolio for that eventuality.  We have put more of the cash to work recently and are truly excited (scared too!) about potential equity returns from these levels.

Don’t listen to panicky traders employed by round-the-clock business news channels.  Their short-term focus is misguided.  We think now is the time to prudently add, not cut and run after a 43% decline.  The time to sell is when your friends are bragging at cocktail parties and visa versa.  Our money is in side-by-side with yours and we are NOT panicking.

One final note, with increased volatility in the stock market over the last year, we used opportunities to sell primarily long-term holdings to capture gains.  Consequently, for the fiscal year ended September 30, 2008, our Board of Directors has declared distributions effective October 30, 2008 of $0.21219 per share from short-term capital gains, which will be treated as ordinary income and $4.78021 per share from net long-term capital gains, payable October 31, 2008, to shareholders of record on October 29, 2008.  If you haven’t already, we encourage you to invest your gains in additional shares of the FMI Focus Fund, especially given the reduced prices they currently trade at.  We agree with those individuals who have taken a historical view of this market (see the above section courtesy of The Leuthold Group) and have concluded that at these depressed levels the stock market represents excellent value for long-term holdings.

Please contact us at info@broadviewadvisors.com if you should feel the need for further discussion.  As always, we thank you for your investment in the FMI Focus Fund.

Best regards,

Richard E. Lane, CFA	Glenn W. Primack
Portfolio Manager	Portfolio Manager

FMI Focus Fund
COST DISCUSSION

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Focus Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 through September 30, 2008.

Industry Sectors as of September 30, 2008

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check.  Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period*
	Value 4/01/08	Value 9/30/08	4/01/08-9/30/08
FMI Focus Fund Actual	$1,000.00	$1,009.30	$7.58
Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.61

*
Expenses are equal to the Fund’s annualized expense ratio of 1.51%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period between April 1, 2008 and September 30, 2008).

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Market volatility trending in a negative direction would best describe fiscal 2008.  Early in the year we moved into the financial and consumer sectors which were decimated on the front end of the credit crunch.  We “dipped our toe” into regional bank stocks with strong geographical franchises and good credit quality that were not as severely wounded by the first wave of the credit crisis.  As we noted at the time, we knew that regional banks would be affected, just not as bad as the large money center banks.  We maintained our discipline and patience in the consumer sector, waiting until we had the opportunity to upgrade our holdings to high quality companies, exhibiting attractive growth profiles at bargain basement prices.  We also consciously moved away from the energy stocks, the top contributor to performance in 2007 as the valuation of these companies were driven beyond our comfort zone on the high price of oil and momentum investors stepping into the sector.  We have held a cash position hovering around 14% throughout the year.  While cash is a good hedge against the volatility in the market, we are also waiting for the dust to settle around stocks on our watch list before we redeploy it.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FMI Focus Fund, Russell 2000 Index(1) and Russell 2000 Growth Index(2)

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.
(2)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

AVERAGE ANNUAL TOTAL RETURN
1-Year	5-Year	10-Year
-12.58%	+6.72%	+13.49%

FMI Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2008

ASSETS:
Investments in securities, at value (cost $600,426,308)	$586,887,946
Receivable from investments sold	7,945,128
Dividends and interest receivable	608,914
Cash	550,935
Receivable from shareholders for purchases	75,164
Total assets	$596,068,087
LIABILITIES:
Payable to shareholders for redemptions	$1,165,087
Payable to adviser for management and administrative fees	744,233
Payable to brokers for securities purchased	714,499
Other liabilities	268,498
Total liabilities	2,892,317
NET ASSETS:
Capital Stock, $0.0001 par value; 100,000,000 shares authorized; 20,933,682 shares outstanding	522,256,669
Net unrealized depreciation on investments	(13,538,362)
Accumulated net realized gain on investments	84,457,463
Net assets	593,175,770
Total liabilities and net assets	$596,068,087
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($593,175,770 ÷ 20,933,682 shares outstanding)	$28.34

The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
SCHEDULE OF INVESTMENTS
September 30, 2008

Shares		Cost	Value
LONG-TERM INVESTMENTS — 86.2% (a)
COMMON STOCKS — 84.5% (a)
COMMERCIAL SERVICES SECTOR — 7.3%
	Advertising/Marketing Services — 0.9%
542,200	ValueClick, Inc.*	$9,148,978	$5,546,706
	Miscellaneous Commercial Services — 1.3%
257,800	Cintas Corp.	7,793,594	7,401,438
	Personnel Services — 5.1%
712,500	AMN Healthcare Services, Inc.*	12,371,853	12,518,625
200,700	Manpower Inc.	9,526,645	8,662,212
879,300	MPS Group, Inc.*	10,865,148	8,863,344
		32,763,646	30,044,181
CONSUMER DURABLES SECTOR — 0.6%
	Recreational Products — 0.6%
176,300	Brunswick Corp.	2,721,382	2,254,877
105,700	Winnebago Industries, Inc.	1,518,575	1,365,644
		4,239,957	3,620,521
CONSUMER NON-DURABLES SECTOR — 3.6%
	Apparel/Footwear — 2.7%
393,100	Liz Claiborne, Inc.	13,140,399	6,458,633
563,383	Volcom, Inc.*	11,100,267	9,735,258
		24,240,666	16,193,891
	Household/Personal Care — 0.9%
491,300	Bare Escentuals, Inc.*	7,249,467	5,340,431
CONSUMER SERVICES SECTOR — 0.4%
	Hotels/Resorts/Cruiselines — 0.4%
109,800	Royal Caribbean Cruises Ltd.	2,824,732	2,278,350
DISTRIBUTION SERVICES SECTOR — 8.5%
	Electronics Distributors — 4.1%
471,500	Arrow Electronics, Inc.*	12,796,564	12,362,730
422,300	Ingram Micro Inc.*	4,916,072	6,786,361
190,054	ScanSource, Inc.*	5,574,857	5,471,654
		23,287,493	24,620,745
	Food Distributors — 1.1%
255,400	United Natural Foods, Inc.*	6,036,884	6,382,446
	Medical Distributors — 0.9%
289,134	PSS World Medical, Inc.*	4,818,019	5,638,113
	Wholesale Distributors — 2.4%
262,800	Beacon Roofing Supply, Inc.*	2,411,314	4,104,936
611,500	Interline Brands, Inc.*	10,549,311	9,912,415
		12,960,625	14,017,351

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2008

Shares		Cost	Value
LONG-TERM INVESTMENTS — 86.2% (a) (Continued)
COMMON STOCKS — 84.5% (a) (Continued)
ELECTRONIC TECHNOLOGY SECTOR — 5.8%
	Computer Peripherals — 1.0%
331,600	NetApp, Inc.*	$8,447,416	$6,045,068
	Electronic Production Equipment — 1.8%
1,089,300	Asyst Technologies, Inc.*	4,371,160	2,614,320
404,400	MKS Instruments, Inc.*	7,124,534	8,051,604
		11,495,694	10,665,924
	Semiconductors — 3.0%
850,000	Altera Corp.	15,165,656	17,578,000
FINANCE SECTOR — 15.2%
	Finance/Rental/Leasing — 1.9%
500,000	Rent-A-Center, Inc.*	8,398,489	11,140,000
	Insurance Brokers/Services — 1.6%
370,000	Arthur J. Gallagher & Co.	10,034,292	9,494,200
	Life/Health Insurance — 2.4%
309,300	Genworth Financial Inc.	4,161,641	2,663,073
215,497	Reinsurance Group of America, Inc.	10,118,550	11,636,838
		14,280,191	14,299,911
	Multi-Line Insurance — 1.5%
130,500	PartnerRe Ltd.	8,810,510	8,885,745
	Property/Casualty Insurance — 1.5%
677,980	Old Republic International Corp.	9,705,150	8,644,245
	Regional Banks — 5.9%
1,051,757	Associated Banc-Corp	19,984,777	20,982,552
108,500	East West Bancorp, Inc.	2,083,490	1,486,450
228,600	Synovus Financial Corp.	2,309,789	2,366,010
225,400	TCF Financial Corp.	3,427,732	4,057,200
710,000	UCBH Holdings, Inc.	8,446,933	4,551,100
40,000	Zions Bancorporation	1,689,175	1,548,000
		37,941,896	34,991,312
	Specialty Insurance — 0.4%
345,800	MGIC Investment Corp.	6,853,516	2,430,974
HEALTH SERVICES SECTOR — 1.7%
	Medical/Nursing Services — 1.7%
342,000	VCA Antech, Inc.*	9,666,067	10,078,740
HEALTH TECHNOLOGY SECTOR — 6.0%
	Biotechnology — 2.2%
238,500	Charles River Laboratories International, Inc.*	11,933,820	13,243,905

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2008

Shares		Cost	Value
LONG-TERM INVESTMENTS — 86.2% (a) (Continued)
COMMON STOCKS — 84.5% (a) (Continued)
HEALTH TECHNOLOGY SECTOR — 6.0% (Continued)
	Medical Specialties — 3.8%
211,500	Beckman Coulter, Inc.	$11,092,750	$15,014,385
241,500	Wright Medical Group, Inc.*	5,072,106	7,351,260
		16,164,856	22,365,645
INDUSTRIAL SERVICES SECTOR — 3.3%
	Contract Drilling — 0.4%
87,600	Rowan Companies, Inc.	2,419,381	2,676,180
	Environmental Services — 0.4%
185,782	Casella Waste Systems, Inc.*	1,493,956	2,181,081
	Oilfield Services/Equipment — 2.5%
356,700	Dresser-Rand Group, Inc.*	8,037,539	11,225,349
116,931	Exterran Holdings Inc.*	6,426,211	3,737,115
		14,463,750	14,962,464
PROCESS INDUSTRIES SECTOR — 9.0%
	Chemicals: Major Diversified — 0.7%
151,200	Celanese Corp.	3,578,323	4,219,992
	Chemicals: Specialty — 3.7%
959,942	Cambrex Corp.*	10,320,364	5,903,643
309,581	Cytec Industries Inc.	16,685,136	12,045,797
141,800	Rockwood Holdings Inc.*	3,050,593	3,638,588
		30,056,093	21,588,028
	Containers/Packaging — 4.6%
301,200	Bemis Company, Inc.	7,980,847	7,894,452
470,200	Packaging Corp of America	9,950,757	10,899,236
237,500	Pactiv Corp.*	5,534,579	5,897,125
547,300	Smurfit-Stone Container Corp.*	6,073,994	2,572,310
		29,540,177	27,263,123
PRODUCER MANUFACTURING SECTOR — 7.4%
	Electrical Products — 2.8%
50,000	Molex Inc.	1,251,470	1,122,500
752,395	Molex Inc. Cl A	19,027,056	15,657,340
		20,278,526	16,779,840
	Industrial Machinery — 3.2%
165,000	Kadant Inc.*	2,852,293	3,757,050
560,100	Kennametal Inc.	11,158,646	15,189,912
		14,010,939	18,946,962
	Miscellaneous Manufacturing — 1.4%
238,900	Brady Corp.	7,678,141	8,428,392

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2008

Shares or Principal Amount		Cost	Value
LONG-TERM INVESTMENTS — 86.2% (a) (Continued)
COMMON STOCKS — 84.5% (a) (Continued)
RETAIL TRADE SECTOR — 8.6%
	Apparel/Footwear Retail — 2.4%
157,590	Jos. A. Bank Clothiers, Inc.*	$3,413,485	$5,295,024
258,916	Nordstrom, Inc.	8,874,573	7,461,959
107,600	Zumiez Inc.*	1,555,492	1,773,248
		13,843,550	14,530,231
	Department Stores — 2.7%
341,400	Kohl’s Corp.*	15,542,950	15,731,712
	Discount Stores — 2.1%
522,700	Family Dollar Stores, Inc.	10,787,841	12,387,990
	Specialty Stores — 1.4%
337,600	PetSmart, Inc.	7,692,209	8,342,096
TECHNOLOGY SERVICES SECTOR — 4.9%
	Information Technology Services — 2.8%
229,100	Citrix Systems, Inc.*	6,316,419	5,787,066
1,430,900	Sapient Corp.*	10,587,090	10,631,587
		16,903,509	16,418,653
	Internet Software/Services — 1.3%
435,600	Omniture, Inc.*	8,929,296	7,997,616
	Packaged Software — 0.8%
260,400	Parametric Technology Corp.*	1,788,836	4,791,360
TRANSPORTATION SECTOR — 2.2%
	Air Freight/Couriers — 0.9%
304,500	UTI Worldwide, Inc.	5,374,680	5,182,590
	Trucking — 1.3%
366,100	Werner Enterprises, Inc.	6,834,828	7,948,031
	Total common stocks	515,478,599	501,324,183

MUTUAL FUNDS — 1.7% (a)
281,400	SPDR KBW Regional Banking ETF	9,349,382	9,989,700
	Total long-term investments	524,827,981	511,313,883

SHORT-TERM INVESTMENTS — 12.7% (a)
	U.S. Treasury Securities — 11.9%
$41,000,000	U.S. Treasury Bills, 1.34%, due 10/02/08	40,998,474	40,998,474
1,495,000	U.S. Treasury Bills, 0.001%, due 10/09/08	1,495,000	1,495,000
7,500,000	U.S. Treasury Bills, 0.59%, due 10/16/08	7,498,156	7,498,156
20,500,000	U.S. Treasury Bills, 0.15%–0.22%, due 12/26/08	20,491,567	20,467,303
	Total U.S. treasury securities	70,483,197	70,458,933

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2008

Principal Amount		Cost	Value
SHORT-TERM INVESTMENTS — 12.7% (a) (Continued)
	Variable Rate Demand Note — 0.8%
$5,115,130	U.S. Bank, N.A., 3.68%	$5,115,130	$5,115,130
	Total short-term investments	75,598,327	75,574,063
	Total investments — 98.9%	$600,426,308	586,887,946
	Cash and receivables, less liabilities — 1.1% (a)		6,287,824

	TOTAL NET ASSETS — 100.0%		$593,175,770

*	Non-income producing security.
ETF – Exchange Traded Fund
(a)	Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this schedule.

FMI Focus Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2008

INCOME:
Dividends	$6,628,492
Interest	2,324,203
Total income	8,952,695
EXPENSES:
Management fees	9,692,396
Transfer agent fees	1,064,278
Administrative and accounting services	473,140
Printing and postage expense	246,345
Custodian fees	165,287
Professional fees	51,389
Registration fees	48,396
Board of Directors fees	42,800
Insurance expense	23,822
Other expenses	18,489
Total expenses	11,826,342
NET INVESTMENT LOSS	(2,873,647)
NET REALIZED GAIN ON INVESTMENTS	101,431,267
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	(203,862,755)
NET LOSS ON INVESTMENTS	(102,431,488)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(105,305,135)

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2008 and 2007

	2008	2007
OPERATIONS:
Net investment loss	$(2,873,647)	$(1,611,395)
Net realized gain on investments	101,431,267	76,869,514
Net (decrease) increase in unrealized appreciation on investments	(203,862,755)	53,770,542
Net (decrease) increase in net assets from operations	(105,305,135)	129,028,661
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net realized gains ($2.40297 and $4.2996 per share, respectively)	(63,183,602)	(113,038,704)
FUND SHARE ACTIVITIES:
Proceeds from shares issued (1,716,362 and 1,552,719 shares, respectively)	51,589,427	52,759,060
Net asset value of shares issued in distributions reinvested
(1,885,744 and 3,385,251 shares, respectively)	61,475,293	109,645,434
Cost of shares redeemed (9,052,799 and 4,781,083 shares, respectively)	(270,256,180)	(162,184,744)
Net (decrease) increase in net assets derived from Fund share activities	(157,191,460)	219,750
TOTAL (DECREASE) INCREASE	(325,680,197)	16,209,707
NET ASSETS AT THE BEGINNING OF THE YEAR	918,855,967	902,646,260
NET ASSETS AT THE END OF THE YEAR (Includes undistributed
net investment loss of $0 and $0, respectively)	$593,175,770	$918,855,967

The accompanying notes to financial statements are an integral part of these statements.

FMI Focus Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2008	2007	2006	2005	2004
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$34.83	$34.42	$35.83	$32.14	$29.35
Income from investment operations:
Net investment loss	(0.11)	(0.06)	(0.13)	(0.21)	(0.29)
Net realized and unrealized (losses) gains on investments	(3.98)	4.77	2.44	5.44	3.08
Total from investment operations	(4.09)	4.71	2.31	5.23	2.79
Less distributions:
Distributions from net investment income	—	—	—	—	—
Distributions from net realized gains	(2.40)	(4.30)	(3.72)	(1.54)	—
Total from distributions	(2.40)	(4.30)	(3.72)	(1.54)	—
Net asset value, end of year	$28.34	$34.83	$34.42	$35.83	$32.14
TOTAL RETURN	(12.58% )	14.87%	7.75%	16.83%	9.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	593,176	918,856	902,646	1,053,437	1,063,995
Ratio of expenses to average net assets	1.53%	1.52%	1.50%	1.48%	1.43%
Ratio of net investment loss to average net assets	(0.37% )	(0.17% )	(0.38% )	(0.61% )	(0.87%	)
Portfolio turnover rate	72%	41%	49%	63%	64%

The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2008

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Focus Fund (the “Fund”), a series of FMI Funds, Inc. (the “Company”) which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended.  The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996.  The assets and liabilities of each Fund in the Company are segregated as a shareholder’s interest is limited to the Fund in which the shareholder owns shares.  The investment objective of the Fund is to seek capital appreciation principally through investing in common stocks and warrants, engaging in short sales, investing in foreign securities and effecting transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price or if no sale is reported, at the latest bid price.  Securities which are traded over-the-counter are valued at the latest bid price.  Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price.  Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price.  Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices.  Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  Variable rate demand notes are recorded at par value which approximates market value.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.  For financial reporting purposes, investment transactions are recorded on the trade date.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  The adoption of SFAS No. 157 will not impact the financial statement amounts; however, additional disclosures will be required regarding the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(d)
The Fund has investments in short-term variable rate demand notes, which are unsecured instruments.  The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation.  The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(e)
Accounting principles generally accepted in the United States of America (“GAAP”) require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
The Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount would be included in the statement of net assets as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the statement of net assets. The Fund is liable for any dividends payable on securities while those securities are in a short position. Under the 1940 Act, the Fund is required to maintain collateral for its short positions consisting of liquid securities. The collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2008

(1)	Summary of Significant Accounting Policies — (Continued)

(h)
The Fund may own certain securities that are restricted.  Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.  A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144A under the Act, or an exemption from the registration requirements of the Act.

(i)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(j)
Effective March 31, 2008, the Fund adopted FASB Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Fund include Federal and the state of Maryland.  As of September 30, 2008, open Federal and Maryland tax years include the tax years ended September 30, 2005 through 2008.  The Fund has no examinations in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end September 30, 2008.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager.  Under the terms of the agreement, the Fund will pay FMI a monthly management fee at an annual rate of 1.25% of the daily net assets.  The Fund has an administrative agreement with FMI to supervise all aspects of the Fund’s operations except those performed by FMI pursuant to the management agreement.  Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

FMI entered into a sub-advisory agreement with Broadview Advisors, LLC, with whom a certain director of the Fund is affiliated, to assist it in the day-to-day management of the Fund.  Broadview Advisors, LLC, determines which securities will be purchased, retained or sold for the Fund.  FMI pays Broadview Advisors, LLC 76% of the Fund’s management fee of 1.25% of the daily net assets.

Under the management agreement, FMI will reimburse the Fund for expenses over 2.75% of the daily net assets of the Fund. No such reimbursements were required for the year ended September 30, 2008.

The Fund has entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Investment Company Act of 1940.  The Plan provides that the Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of the Fund’s daily net assets or the actual distribution costs incurred during the year.  Amounts payable under the Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of the Fund.  For the year ended September 30, 2008, no such expenses were incurred.

Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

At September 30, 2008, one financial intermediary is the record owner of approximately 60% of the Fund’s shares.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2008

(3)	Credit Agreement —

U.S. Bank, N.A. has made available to the Fund a $60,000,000 credit facility pursuant to a Credit Agreement (“Agreement”) effective November 18, 2002 for the purpose of having cash available to satisfy redemption requests and to purchase portfolio securities.  Principal and interest of such loan under the Agreement are due not more than 31 days after the date of the loan.  Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed.  Advances will be collateralized by securities owned by the Fund.  During the year ended September 30, 2008, the Fund had an outstanding average daily balance of $503 under the Agreement.  The maximum amount outstanding during that period was $95,000.  Interest expense amounted to $27 for the year ended September 30, 2008.  The Fund did not have a loan outstanding on September 30, 2008.  The Credit Agreement expires on June 5, 2009.

(4)	Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.  On October 30, 2008, the Fund declared distributions of $3,914,113 from net short-term realized gains ($0.21219 per share) and $88,180,747 from long-term realized gains ($4.78021 per share).  The distributions will be paid on October 31, 2008 to shareholders of record on October 29, 2008.

(5)	Investment Transactions —

For the year ended September 30, 2008, purchases and proceeds of sales of investment securities (excluding short-term investments) were $484,929,598 and $671,716,981, respectively.

(6)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2008:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Depreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$607,990,193	$46,576,769	$67,679,016	$21,102,247	$3,914,113	$88,180,747

The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.  For the fiscal year ended September 30, 2008, the Fund had $73,513 of post-30 wash sale loss deferrals that will increase the tax cost basis of securities acquired during the fiscal year ending September 30, 2009.

The tax components of dividends paid during the years ended September 30, 2008 and 2007, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2008, and tax basis post-October losses as of September 30, 2008, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2008				September 30, 2007
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
$4,935,599	$58,248,003	$ —	$ —	$22,364,961	$90,673,743

For corporate shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2008, which is designated as qualifying for the dividends received deduction is 100% (unaudited).

For all shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2008, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 100% (unaudited).

FMI Focus Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
September 30, 2008

To the Board of Directors and Shareholders of FMI Focus Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Focus Fund (the “Fund”) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
October 30, 2008

FMI Focus Fund
DIRECTORS AND OFFICERS

		Term of	Principal	# of Funds	Other
	Position	Office and	Occupation(s)	in Complex	Directorships
Name, Age	Held with	Length of	During Past	Overseen	Held by
and Address	the Fund	Time Served	Five Years	by Director	Director
Non-Interested Directors
Barry K. Allen, 60	Director	Indefinite Term	Mr. Allen is President of Allen	4	Harley-Davidson,
c/o Fiduciary		Since 1996	Enterprises, LLC (Brookfield, WI) a		Inc., FMI Common,
Management, Inc.			private equity investments management		Stock Fund, Inc. and
100 E. Wisconsin Ave.			company, and Senior Advisor for		FMI Mutual Funds,
Suite 2200			Providence Equity Partners (Providence,		Inc.
Milwaukee, WI 53202			RI) since September 2007. He was
Executive Vice President of Qwest
Communications International, Inc.
(Denver, CO) from September 2002 to
June 2007.
Robert C. Arzbaecher, 48	Director	Indefinite Term	Mr. Arzbaecher is President and	4	Actuant Corporation,
c/o Fiduciary		Since 2007	Chief Executive Officer of Actuant		CF Industries
Management, Inc.			Corporation (Butler, WI), a		Holdings, Inc.,
100 E. Wisconsin Ave.			manufacturer of a broad range of		FMI Common Stock
Suite 2200			industrial products and systems, and		Fund, Inc. and FMI
Milwaukee, WI 53202			the Chairman of the Board of		Mutual Funds, Inc.
Directors of Actuant Corporation.
George D. Dalton, 80	Director	Indefinite Term	Mr. Dalton is Chairman and Chief	4	FMI Common
c/o Fiduciary		Since 1997	Executive Officer of NOVO1		Stock Fund, Inc. and
Management, Inc.			(Waukesha, WI) a privately held		FMI Mutual
100 E. Wisconsin Ave.			company specializing in teleservices		Funds, Inc.
Suite 2200			call centers since January 2000.
Milwaukee, WI 53202
Gordon H.	Director	Indefinite Term	Mr. Gunnlaugsson retired from M&I	4	Renaissance Learning
Gunnlaugsson, 64		Since 2001	Corporation (Milwaukee, WI) in		Systems, Inc., FMI
c/o Fiduciary			December 2000.		Common Stock
Management, Inc.					Fund, Inc. and FMI
100 E. Wisconsin Ave.					Mutual Funds, Inc.
Suite 2200
Milwaukee, WI 53202
Paul S. Shain, 45	Director	Indefinite Term	Mr. Shain is Senior Vice President of	4	FMI Common Stock
c/o Fiduciary		Since 2001	CDW Corporation (Vernon Hills, IL)		Fund, Inc. and FMI
Management, Inc.			and Chief Executive Officer of CDW		Mutual Funds, Inc.
100 E. Wisconsin Ave.			Berbee (f/k/a/ Berbee Information
Suite 2200			Networks Corporation), a strategic
Milwaukee, WI 53202			business unit of CDW Corporation.
CDW Berbee is a leading provider of
Information Technology Services
including unified communications,
infrastructure integration, and hosting
and managed services. He has been
employed by such firm in various
capacities since January 2000.

FMI Focus Fund
DIRECTORS AND OFFICERS (Continued)

		Term of	Principal	# of Funds	Other
	Position	Office and	Occupation(s)	in Complex	Directorships
Name, Age	Held with	Length of	During Past	Overseen	Held by
and Address	the Fund	Time Served	Five Years	by Director	Director or Officer
Interested Directors
Patrick J. English,* 47	Director	Indefinite Term	Mr. English is President of Fiduciary	3	FMI Common Stock
c/o Fiduciary		Since 1997	Management, Inc. and has been employed		Fund, Inc.
Management, Inc.	Vice	One Year Term	by the Adviser in various capacities
100 E. Wisconsin Ave.	President	Since 1996	since December, 1986.
Suite 2200
Milwaukee, WI 53202
Ted D. Kellner,* 62	Director	Indefinite Term	Mr. Kellner is Chairman of the Board	3	Marshall & Ilsley
c/o Fiduciary		Since 1996	and Chief Executive Officer of Fiduciary		Corporation,
Management, Inc.	President	One Year Term	Management, Inc. which he co-founded		Metavante
100 E. Wisconsin Ave.	and	Since 1996	in 1980.		Technologies, Inc.
Suite 2200	Treasurer				and FMI Common
Milwaukee, WI 53202					Stock Fund, Inc.
Richard E. Lane*, 52	Director	Indefinite Term	Mr. Lane is President of Broadview	2	None
100 E. Wisconsin Ave.		Since 2001	Advisors, LLC, the sub-adviser to the
Suite 2250			Fund.
Milwaukee, WI 53202
Other Officers
Kathleen M. Lauters, 56	Chief	At Discretion	Ms. Lauters is the Fund’s Chief	N/A	None
c/o Fiduciary	Compliance	of Board	Compliance Officer since September 2004.
Management, Inc.	Officer	Since 2004	From June 1995 to September 2004 Ms.
100 E. Wisconsin Ave.			Lauters was employed by Strong Capital
Suite 2200			Management, most recently as Senior
Milwaukee, WI 53202			Compliance Analyst.
Camille F. Wildes, 56	Vice	One Year Term	Ms. Wildes is a Vice-President of	N/A	None
c/o Fiduciary	President	Since 1999	Fiduciary Management, Inc. and has
Management, Inc.	and		been employed by the Adviser in various
100 E. Wisconsin Ave.	Assistant		capacities since December, 1982.
Suite 2200	Treasurer
Milwaukee, WI 53202
Donald S. Wilson, 65	Vice	One Year Term	Mr. Wilson is Vice Chairman, Treasurer	N/A	FMI Common Stock
c/o Fiduciary	President	Since 1996	and Chief Compliance Officer of		Fund, Inc. and FMI
Management, Inc.	and		Fiduciary Management, Inc.		Mutual Funds, Inc.
100 E. Wisconsin Ave.	Secretary		which he co-founded in 1980.
Suite 2200
Milwaukee, WI 53202
__________
*
Messrs. English and Kellner are interested directors of the Fund because they are officers of the Fund and the Adviser. Mr. Lane is an interested director of the Fund because he is an officer of the Fund’s sub-adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FMI Focus Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
GEORGE D. DALTON
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

PORTFOLIO MANAGER
BROADVIEW ADVISORS, LLC
100 East Wisconsin Avenue, Suite 2250
Milwaukee, Wisconsin  53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund’s current prospectus.

ANNUAL REPORT
September 30, 2008

FMI
Large Cap
Fund

A NO-LOAD
MUTUAL FUND

FMI
Large Cap
Fund

October 1, 2008

Dear Fellow Shareholders:

The FMI Large Cap Fund was down 4.61% in the September quarter compared to a decline of 8.37% for the Standard & Poor’s 500 Index. Stocks that contributed to the difficult quarter included BP and Tyco Electronics. Our significant underweight position in energy was a plus in the quarter, but BP still hurt. Fears about the economy and the automotive markets appeared to negatively affect Tyco Electronics. We remain committed to these ideas. Kimberly Clark and Berkshire Hathaway were up nicely in the quarter, reflecting a flight to defensive stocks (Kimberly) and solid balance sheets (Berkshire). The past several quarters have been very volatile and difficult for stocks as investors grapple with a number of uncommon issues. The FMI Large Cap Fund, while down, has held its value better than the market in this tumultuous period. Lower prices have also enabled us to take advantage of some good values, two of which we will discuss shortly.

The aftermath of the bursting of the speculative housing bubble turned downright ugly in the September quarter. It’s difficult to use the word chaotic in an investment letter, but unfortunately, it describes the recent credit and equity markets. The S&P 500, for example, was down 8.8% and up 5.4% on the last two days of the quarter. As recently as three months ago, it appeared that the credit crunch was more a media phrase than an economic reality, and manageable within the normal boundaries of our financial system. A rapid spreading of fear and diminished liquidity resulted in a bona fide credit crisis, which has culminated, so far, in the $613 billion bankruptcy of Lehman (largest ever), the “rescue” of Fannie Mae, Freddie Mac and AIG, the shotgun marriage of Merrill Lynch to Bank of America, and the Fed engineered takeovers of Washington Mutual and Wachovia. Goldman Sachs and Morgan Stanley recently obtained equity infusions and rushed to obtain a commercial bank charter (Wal-Mart has been trying for five years to get one; Goldman Sachs and Morgan Stanley got theirs in a day!)

As this letter is written (October 1), the $700 billion “bailout” bill remains hung up in Congress, but it looks like something will be passed shortly. As the program was initially crafted, we had serious reservations. Based on what we know now, it looks somewhat more palatable; however, the government could still end up buying a tremendous amount of paper with dubious value, which of course would result in a heavy burden on taxpayers. The optimists believe a large buyer will stabilize asset prices, which eventually could even lead to a profit for the Treasury. We are not holding our collective breaths. Aside from this program, taxpayers are already taking the brunt of the cost of the $30 billion Bear Stearns takeover, the $85 billion AIG seizure and the $200 billion Fannie Mae and Freddie Mac nationalizations.

Dozens of articles will be written in coming weeks about the financial crisis, the bailouts and who is to blame. The media has already framed this as a failure of the free market system, with the solution, of course, being more regulation. Several new programs and agencies have already been created and more will undoubtedly follow. These programs come with bureaucracy, expense, and the usual government inefficiency and we can’t help but fear that the cure may be worse than the disease. While rapid developments in high finance over the past decade have certainly exposed some holes in the regulatory system, the root of this problem appears to be a breakdown of existing oversight and gross negligence on the part of Congress with respect to the government sponsored enterprises (Fannie Mae and Freddie Mac).

Allowing Fannie and Freddie to essentially underwrite, subsidize and invest in mortgages with the implied backing of the Federal government created the mother-of-all moral hazards. These organizations became obsolete years ago, as a large, well-financed and competitive private mortgage industry had developed. Rather than dismantle these institutions, Congress watched them expand, all the while feeding off their political largess. Under the banner of providing “affordable housing” their charters effectively expanded and the risks escalated dramatically. Efforts to rein them in were stymied. Wall Street then did what it does best – exploited an opportunity. With Fannie’s and Freddie’s imprimatur, the great Wall Street debt machine took flight. Aided by a feckless Fed (1% Fed Funds rate) and greed that resulted in a mad dash for yield and fees, underwriting became an afterthought. Huge leverage and impossible complexity compounded the issue and resulted in an enormous problem that now requires various government bailouts.

While some may accuse us of oversimplifying the issues, much of the crisis flows from the mortgage moral hazard described above. Adjunct developments, such as managing counter party risk in the $60 trillion credit derivative swaps market, ensuring liquidity in money market funds, and bolstering FDIC funding are all serious issues with no easy solutions. We’ve addressed a couple of these problems in previous letters and more will certainly be said in coming pieces. Our historical letters can be found at www.fmifunds.com.

Regardless of what role the government takes during this crisis, it will likely take years to sort out. A significant deleveraging is under way and this won’t be good for growth, although it may be needed to restore balance sheets and get the economy poised for the next up cycle. The Bernanke Fed is adamant about avoiding deflation, which often accompanies deleveraging. The Fed Chairman is acutely aware of the Japanese experience over the past seventeen years and doesn’t want it repeated here. Going overboard to avoid deflation, however, could result in the opposite: a dollar crisis and inflation (most likely stagflation), which would be tough on valuations.

Financial crises, while not common, have occurred many times in our history. We’ve survived all of them and there is little doubt we will get through this one, too. We remain optimistic about the long-term prospects of equity investing. Poor returns usually follow periods of outsized gains and the opposite is also true. Most of the indices have had a difficult run for the better part of a decade. We think the next decade will be better.

As is our custom, we have highlighted a couple of our large cap investments below.

SYSCO CORP. (SYY)
Description

Sysco is the largest provider of foodservice products in the U.S. and Canada, distributing more than 300,000 products to 400,000 restaurants, schools, hotels, healthcare institutions, and other foodservice customers. Restaurants account for two-thirds of Sysco’s annual sales, with independents contributing 60% of restaurant sales and chains making up the rest.

Good Business

•
Sysco holds a dominant position in its industry and is the largest foodservice distributor in the U.S. with approximately 15% market share. The company handsomely benefits from significant economies of scale, which allows it to earn an operating margin roughly three times that of its closest competitor.

•	Sysco provides products that are necessities for daily life, and operates a business that is easy to understand.

•	Sysco has a long history of extremely consistent revenues and earnings.

•	The company generates strong returns on invested capital (ROIC), with a 5- and 10-year average ROIC of 22.4% and 21.0%, respectively.

•	Sysco is conservatively financed and its debt is AA-rated by Standard & Poor’s.

Valuation

•	Sysco’s current enterprise value-to-sales multiple is 0.54x, which is approximately 30% below its 10-year average multiple of 0.76x.

•	Sysco’s enterprise value is 8.7x estimated fiscal year 2009 earnings before interest, taxes, depreciation and amortization (EBITDA). This compares to its 10-year average multiple of 13.1x EBITDA.

•	Between 2000 and 2007, transactions announced for 12 comparable companies were executed at mean and median enterprise value-to-EBITDA multiples of 10.1x and 11.0x, respectively.

Management

•	Sysco’s top ten executive managers have been with the company for an average of 21 years. Insiders own about 1.0% of diluted shares outstanding.

•	Executive management is compensated based on three key operating metrics: earnings per share growth, return on equity (ROE), and operating company performance.

•	Rick Schnieders, CEO, has been with the company since 1982, serving in several different roles before becoming CEO in 2003.

Investment Thesis

A multitude of factors has provided the opportunity to buy a strong, high ROIC franchise at an attractive valuation. Sysco is battling poor demand in the restaurant industry, food and fuel cost inflation and a slow progression of its supply

2

chain initiatives. These factors are masking the true value of the company. Sysco continues to dominate the foodservice distribution industry and is led by an experienced management team. The valuation is near a record low.

AMERICAN EXPRESS CO. (AXP)
Description

American Express (“AXP”) is the largest closed loop network credit card company with over $700 billion of “billed” charge card spending and $76.5 billion of total managed credit card loans. With over 90 million cards in force worldwide, AXP generates about half its revenue from merchant fees. It is a global company with a powerful brand.

Good Business

•	AXP’s network is highly durable and generates significant recurring fee revenues.

•	The company’s super prime customer base consistently generates spending volumes per card four to five times greater than the industry average with below-average loss rates.

•	AXP generates an ROE in excess of 30%. Over two-thirds of capital generated is returned to shareholders.

•	AXP’s balance sheet is conservatively levered. The investment portfolio is clean.

Valuation

•	Over the past ten years, AXP’s price-to-earnings (P/E) multiple has averaged 20x, ranging from its current low of 12x to a high of 30x. The company’s median multiple is 19x.

•	Over the next three to five years, AXP’s normalized earnings per share (EPS) could range between $4.90 and $5.40. Even capitalized at a below-average 15x, the upside is substantial.

Management

•	AXP’s management team is highly regarded within the industry.

•	Kenneth Chenault has been Chairman and CEO since April 2001. Previously, Chenault was President of TRS (now US Card Services) since August 1989.

•	Daniel Henry has been the company’s CFO since October 2007.

•	Al Kelly has served as President of the Global Consumer Group since July 2007. Both Mr. Henry and Mr. Kelly have numerous years of experience at the company prior to their current roles.

Investment Thesis

American Express has a durable business model, largely driven by merchant fees and net interest income. AXP’s business is characterized by high barriers to entry, low capital intensity, modest leverage, and high returns on incremental capital. The current consumer slowdown, however, will lead to higher charge-offs, but AXP should weather the cycle better than its competitors. Moreover, with a strong capital base, AXP has sufficient resources to manage both credit and liquidity issues. Trading at a discount to the market and its historical average, AXP is an attractive investment opportunity over the next three to five years.

Our Board of Directors has declared a distribution effective October 30, 2008 of $0.0656752 per share from net investment income, payable October 31, 2008 to shareholders of record on October 29, 2008.

Thank you for your support of the FMI Large Cap Fund.

Sincerely,

Ted D. Kellner, CFA	Donald S. Wilson, CFA	Patrick J. English, CFA
President and	Vice President	Vice President and
Portfolio Manager		Portfolio Manager

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

3

FMI Large Cap Fund
COST DISCUSSION

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Large Cap Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 through September 30, 2008.

Industry Sectors as of September 30, 2008

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check.  Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period*
	Value 4/01/08	Value 9/30/08	4/01/08-9/30/08
FMI Large Cap Fund Actual	$1,000.00	$946.60	$4.86
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period between April 1, 2008 and September 30, 2008).

4

FMI Large Cap Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

During the fiscal year ended September 30, 2008, the FMI Large Cap Fund had a total return of negative 12.58%. Retail Trade and Health Technology positively impacted results. The underweight positions in Finance and Technology also contributed positive relative performance versus the benchmark S&P 500. Wal-Mart, Covidien and Berkshire Hathaway were among the strongest individual contributors. Sprint, TJX, Waste Management and Willis Group were among the stocks sold over the past twelve months.  Sectors detracting from performance included Energy Minerals and Consumer Non- Durables. BP performed worse than other large integrated oil companies due to company specific issues. Kimberly Clark and Diageo underperformed their competitors in the period. The Fund remained underweight Energy and Finance and overweight Retail Trade and Commercial Services. Although the Fund was underweight Technology Services, Accenture and Automatic Data Processing performed well, making this group a positive relative contributor to performance. Worries about employment negatively affected Cintas. Concerns about the economy and automobile production hurt Tyco Electronics. Overall, the Fund remains exposed to most of the major industrial sectors of the economy. The S&P 500 returned negative 21.98% during the fiscal year, hurt primarily by a significant decline in Finance, Retail and Technology Services. Banks, brokerage firms and nearly all firms related to financial services performed poorly over the past year. Fund management believes that most of the damage has been done to this sector already, but that it will not rebound quickly. Given the substantial declines in the market, Fund management believes there are more attractive opportunities today than there were twelve months ago. The Fund continues to sell at a discount to the S&P 500, based on most valuation measures. Over long time periods, lower valuation stocks have outperformed higher valuation stocks. Future results, however, may differ from the past.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FMI Large Cap Fund and Standard & Poor’s 500 Index(1)

*Inception date
Past performance does not predict future performance.  The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

TOTAL RETURN
1-Year	5-Year	Since Inception 12/31/01*
-12.58%	9.21%	6.79%

5

FMI Large Cap Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2008

ASSETS:
Investments in securities, at value (cost $1,225,003,846)	$1,150,956,044
Receivable from shareholders for purchases	15,086,042
Dividends and interest receivable	2,511,094
Other receivables	5,314
Total assets	$1,168,558,494
LIABILITIES:
Payable to brokers for securities purchased	$25,958,381
Payable to shareholders for redemptions	1,750,532
Payable to adviser for management and administrative fees	588,868
Other liabilities	60,499
Total liabilities	28,358,280
NET ASSETS:
Capital Stock, $0.0001 par value; 100,000,000 shares authorized; 83,549,105 shares outstanding	1,232,137,355
Net unrealized depreciation on investments	(74,047,802)
Accumulated net realized loss on investments	(24,950,467)
Undistributed net investment income	7,061,128
Net assets	1,140,200,214
Total liabilities and net assets	$1,168,558,494
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($1,140,200,214 ÷ 83,549,105 shares outstanding)	$13.65

The accompanying notes to financial statements are an integral part of this statement.

6

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS
September 30, 2008

Shares		Cost	Value
COMMON STOCKS — 89.9% (a)
COMMERCIAL SERVICES SECTOR — 11.3%
	Financial Publishing/Services — 2.5%
886,000	McGraw-Hill
	Companies, Inc.	$36,117,372	$28,006,460
	Miscellaneous Commercial Services — 4.9%
1,963,000	Cintas Corp.	65,477,992	56,357,730
	Personnel Services — 3.9%
1,789,000	Robert Half
	International Inc.	43,666,788	44,277,750
CONSUMER NON-DURABLES SECTOR — 9.0%
	Beverages: Alcoholic — 4.0%
670,000	Diageo
	PLC - SP-ADR	49,919,403	46,136,200
	Household/Personal Care — 5.0%
878,000	Kimberly-Clark
	Corp.	55,506,273	56,929,520
CONSUMER SERVICES SECTOR — 3.9%
	Media Conglomerates — 3.9%
3,360,000	Time Warner Inc.	57,839,416	44,049,600
DISTRIBUTION SERVICES SECTOR — 11.1%
	Food Distributors — 3.2%
1,186,000	Sysco Corp.	35,881,856	36,564,380
	Medical Distributors — 4.0%
936,000	Cardinal Health, Inc.	55,324,174	46,126,080
	Wholesale Distributors — 3.9%
507,000	Grainger (W.W.), Inc.	40,147,712	44,093,790
ELECTRONIC TECHNOLOGY SECTOR — 6.7%
	Electronic Components — 3.4%
1,393,000	Tyco Electronics Ltd.	48,038,796	38,530,380
	Electronic Equipment/Instruments — 3.3%
997,000	CANON INC. SP-ADR	45,254,364	37,636,750
ENERGY MINERALS SECTOR — 3.1%
	Integrated Oil — 3.1%
707,000	BP PLC - SP-ADR	45,330,451	35,470,190
FINANCE SECTOR — 9.7%
	Financial Conglomerates — 2.4%
786,000	American
	Express Co.	29,340,026	27,847,980
	Major Banks — 3.9%
1,361,000	Bank of New York
	Mellon Corp.	52,268,103	44,341,380
	Property/Casualty Insurance — 3.4%
8,700	Berkshire Hathaway
	Inc. Cl B*	29,444,196	38,236,500
HEALTH TECHNOLOGY SECTOR — 3.7%
	Medical Specialties — 3.7%
783,000	Covidien Ltd.	35,255,970	42,094,080
PRODUCER MANUFACTURING SECTOR — 7.1%
	Industrial Conglomerates — 7.1%
1,889,000	General Electric Co.	60,323,662	48,169,500
944,000	Tyco
	International Ltd.	40,202,392	33,058,880
		100,526,054	81,228,380
RETAIL TRADE SECTOR — 12.5%
	Discount Stores — 5.6%
1,069,000	Wal-Mart
	Stores, Inc.	54,672,732	64,022,410
	Electronics/Appliance Stores — 3.4%
1,015,000	Best Buy Co., Inc.	45,551,540	38,062,500
	Specialty Stores — 3.5%
1,773,000	Staples, Inc.	40,316,232	39,892,500
TECHNOLOGY SERVICES SECTOR — 8.0%
	Data Processing Services — 3.4%
917,000	Automatic Data
	Processing, Inc.	37,947,637	39,201,750
	Information Technology Services — 4.6%
1,373,000	Accenture Ltd.	47,219,356	52,174,000
TRANSPORTATION SECTOR — 3.8%
	Air Freight/Couriers — 3.8%
696,000	United Parcel
	Service, Inc. Cl B	48,053,109	43,771,440
	Total common
	stocks	1,099,099,552	1,025,051,750

7

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2008

Principal
Amount		Cost	Value
SHORT-TERM INVESTMENTS — 11.0% (a)
	Commercial Paper — 8.7%
$10,000,000	Deutsche Bank
	Financial LLC, 1.45%,
	due 10/01/08	$10,000,000	$10,000,000
32,000,000	JP Morgan Chase
	& Co., 1.85%,
	due 10/01/08	32,000,000	32,000,000
28,000,000	General Electric
	Capital Corp., 1.90%,
	due 10/02/08	27,998,522	27,998,522
30,000,000	JP Morgan Chase
	& Co., 1.85%,
	due 10/02/08	29,998,459	29,998,459
	Total commercial
	paper	99,996,981	99,996,981

	Variable Rate Demand Note — 2.3%
25,907,313	U.S. Bank, N.A.,
	3.68%	25,907,313	25,907,313
	Total short-term
	investments	125,904,294	125,904,294
	Total investments
	— 100.9%	$1,225,003,846	1,150,956,044
	Liabilities, less
	cash and
	receivables —
	(0.9%) (a)		(10,755,830)
	TOTAL NET ASSETS
	— 100.0%		$1,140,200,214

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
ADR – American Depositary Receipts

The accompanying notes to financial statements are an integral part of this schedule.

8

FMI Large Cap Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2008

INCOME:
Dividends	$14,084,732
Interest	2,140,934
Total income	16,225,666
EXPENSES:
Management fees	5,724,895
Transfer agent fees	1,057,255
Administrative and accounting services	466,854
Custodian fees	173,047
Printing and postage expense	108,248
Registration fees	108,179
Professional fees	46,932
Board of Directors fees	31,300
Insurance expense	23,179
Other expenses	22,454
Total expenses before reimbursement	7,762,343
Less expenses reimbursed by adviser	(131,118)
Net expenses	7,631,225
NET INVESTMENT INCOME	8,594,441
NET REALIZED LOSS ON INVESTMENTS	(14,847,464)
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS	(112,702,435)
NET LOSS ON INVESTMENTS	(127,549,899)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(118,955,458)

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2008 and 2007

	2008	2007
OPERATIONS:
Net investment income	$8,594,441	$4,412,944
Net realized (loss) gain on investments	(14,847,464)	7,923,198
Net (decrease) increase in unrealized appreciation on investments	(112,702,435)	24,882,862
Net (decrease) increase in net assets from operations	(118,955,458)	37,219,004
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.1341 and $0.0985 per share, respectively)	(5,339,265)	(1,587,775)
Distributions from net realized gains ($0.4294 and $0.3285 per share, respectively)	(17,326,247)	(4,932,881)
Total distributions	(22,665,512)	(6,520,656)
FUND SHARE ACTIVITIES:
Proceeds from shares issued (58,850,086 and 34,560,108 shares, respectively)	862,301,900	541,476,178
Net asset value of shares issued in distributions reinvested
(1,439,344 and 410,091 shares, respectively)	22,538,745	6,170,628
Cost of shares redeemed (16,236,082 and 6,683,303 shares, respectively)	(241,894,860)	(105,275,264)
Net increase in net assets derived from Fund share activities	642,945,785	442,371,542
TOTAL INCREASE	501,324,815	473,069,890
NET ASSETS AT THE BEGINNING OF THE YEAR	638,875,399	165,805,509
NET ASSETS AT THE END OF THE YEAR (Includes undistributed
net investment income of $7,061,128 and $3,806,207, respectively)	$1,140,200,214	$638,875,399

The accompanying notes to financial statements are an integral part of these statements.

9

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2008	2007	2006	2005	2004
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$16.18	$14.79	$13.29	$11.66	$10.03
Income from investment operations:
Net investment income	0.17	0.17	0.12	0.08	0.10
Net realized and unrealized
(losses) gains on investments	(2.14)	1.65	1.78	1.82	1.68
Total from investment operations	(1.97)	1.82	1.90	1.90	1.78
Less distributions:
Distributions from net investment income	(0.13)	(0.10)	(0.03)	(0.07)	(0.03)
Distributions from net realized gains	(0.43)	(0.33)	(0.37)	(0.20)	(0.12)
Total from distributions	(0.56)	(0.43)	(0.40)	(0.27)	(0.15)
Net asset value, end of year	$13.65	$16.18	$14.79	$13.29	$11.66
TOTAL RETURN	(12.58% )	12.52%	14.82%	16.60%	17.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	1,140,200	638,875	165,806	73,903	14,977
Ratio of expenses (after reimbursement) to average net assets (a)	1.00%	1.00%	1.00%	1.00%	1.13%
Ratio of net investment income to average net assets (b)	1.13%	1.06%	0.88%	0.64%	0.85%
Portfolio turnover rate	30%	19%	29%	40%	38%

(a)
Computed after giving effect to adviser’s expense limitation undertaking.  If the Fund had paid all of its expenses for the years ended September 30, 2008, 2007,2006, 2005 and 2004, the ratios would have been 1.02%, 1.03%, 1.11%, 1.33% and 2.44%, respectively.

(b)	If the Fund had paid all of its expenses for the years ended September 30, 2008, 2007, 2006, 2005 and 2004, the ratios would have been 1.11%, 1.03%, 0.77%, 0.31% and (0.46%), respectively.

The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS
September 30, 2008

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Large Cap Fund (the “Fund”), a series of FMI Funds, Inc. (the “Company”) which is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended.  The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 31, 2001.  The assets and liabilities of each Fund in the Company are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares.  The investment objective of the Fund is to seek long-term capital appreciation principally through investing in a limited number of large capitalization value stocks.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Securities that are traded over-the-counter are valued at the latest bid price.  Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price.  Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  The fair value of a

10

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2008

(1)	Summary of Significant Accounting Policies — (Continued)

security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  Variable rate demand notes are recorded at par value which approximates market value.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.  For financial reporting purposes, investment transactions are recorded on the trade date.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  The adoption of SFAS No. 157 will not impact the financial statement amounts; however, additional disclosures will be required regarding the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(d)
The Fund has investments in short-term variable rate demand notes, which are unsecured instruments.  The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation.  The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(e)
Accounting principles generally accepted in the United States of America (“GAAP”) require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
The Fund may own certain securities that are restricted.  Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.  A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144A under the Act, or an exemption from the registration requirements of the Act.

(h)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(i)
Effective March 31, 2008, the Fund adopted FASB Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Fund include Federal and the state of Maryland.  As of September 30, 2008, open Federal and Maryland tax years include the tax years ended September 30, 2005 through 2008.  The Fund has no examinations in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end September 30, 2008.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

11

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2008

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager.  Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 0.75% of the daily net assets.  The Fund has an administrative agreement with FMI to supervise all aspects of the Fund’s operations except those performed by FMI pursuant to the management agreement.  Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.20% of the daily net assets up to and including $30,000,000, 0.10% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

Under the management agreement, FMI will reimburse the Fund for expenses over 1.20% of the daily net assets of the Fund.  For the year ended September 30, 2008, there were no contractual reimbursements required.  In addition to the reimbursement required under the management agreement, FMI has voluntarily reimbursed the Fund for expenses over 1.00%.  For the year ended September 30, 2008, FMI reimbursed the Fund $131,118 for these excess expenses.

The Fund has entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Investment Company Act of 1940.  The Plan provides that the Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of the Fund’s daily net assets or the actual distribution costs incurred during the year.  Amounts payable under the Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of the Fund.  For the year ended September 30, 2008, no such expenses were incurred.

Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

(3)	Credit Agreement —

U.S. Bank, N.A. has made available to the Fund a $131,700,000 credit facility pursuant to a Credit Agreement (“Agreement”) effective July 14, 2008 for the purposes of having cash available to satisfy redemption requests.  Principal and interest of such loan under the Agreement are due not more than 31 days after the date of the loan.  Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed.  Advances will be collateralized by securities owned by the Fund.  During the year ended September 30, 2008, the Fund did not borrow against the Agreement.  The Credit Agreement expires on June 5, 2009.

(4)	Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.  On October 30, 2008, the Fund declared a distribution of $7,061,128 from net investment income ($0.0656752 per share). The distribution will be paid on October 31, 2008 to shareholders of record on October 29, 2008.

(5)	Investment Transactions —

For the year ended September 30, 2008, purchases and proceeds of sales of investment securities (excluding short-term investments) were $792,233,106 and $208,149,408, respectively.

(6)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2008:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Depreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$1,226,907,849	$44,151,416	$120,103,221	$75,951,805	$7,061,128	$ —

The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.  For the fiscal year ended September 30, 2008, the Fund had

12

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2008

(6)	Income Tax Information — (Continued)

$154,302 of post-30 wash sale loss deferrals that will increase the tax cost basis of securities acquired during the fiscal year ending September 30, 2009.

The tax components of dividends paid during the years ended September 30, 2008 and 2007, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2008, and tax basis post-October losses as of September 30, 2008, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2008				September 30, 2007
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
$15,034,839	$7,630,673	$ —	$22,891,906	$4,022,208	$2,498,448

For corporate shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2008 which is designated as qualifying for the dividends received deduction is 72% (unaudited).

For all shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2008 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 72% (unaudited).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
of FMI Large Cap Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Large Cap Fund (the “Fund” a series of FMI Funds, Inc.) at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
October 30, 2008

13

FMI Large Cap Fund
DIRECTORS AND OFFICERS

		Term of	Principal	# of Funds	Other
	Position	Office and	Occupation(s)	in Complex	Directorships
Name, Age	Held with	Length of	During Past	Overseen	Held by
and Address	the Fund	Time Served	Five Years	by Director	Director
Non-Interested Directors
Barry K. Allen, 60	Director	Indefinite Term	Mr. Allen is President of Allen	4	Harley-Davidson,
c/o Fiduciary		Since 2001	Enterprises, LLC, (Brookfield, WI) a		Inc., FMI Common
Management, Inc.			private equity investments management		Stock Fund, Inc. and
100 E. Wisconsin Ave.			company, and Senior Advisor for		FMI Mutual Funds,
Suite 2200			Providence Equity Partners (Providence,		Inc.
Milwaukee, WI 53202			RI) since September 2007. He was
Executive Vice President of Qwest
Communications International, Inc.
(Denver, CO) from September 2002 to
June 2007.
Robert C. Arzbaecher, 48	Director	Indefinite Term	Mr. Arzbaecher is President and	4	Actuant Corporation,
c/o Fiduciary		Since 2007	Chief Executive Officer of Actuant		CF Industries
Management, Inc.			Corporation (Butler, WI), a		Holdings, Inc.,
100 E. Wisconsin Ave.			manufacturer of a broad range of		FMI Common Stock
Suite 2200			industrial products and systems, and		Fund, Inc. and FMI
Milwaukee, WI 53202			the Chairman of the Board of		Mutual Funds, Inc.
Directors of Actuant Corporation.
George D. Dalton, 80	Director	Indefinite Term	Mr. Dalton is Chairman and Chief	4	FMI Common
c/o Fiduciary		Since 2001	Executive Officer of NOVO1		Stock Fund, Inc. and
Management, Inc.			(Waukesha, WI) a privately held		FMI Mutual
100 E. Wisconsin Ave.			company specializing in teleservices		Funds, Inc.
Suite 2200			call centers since January 2000.
Milwaukee, WI 53202
Gordon H.	Director	Indefinite Term	Mr. Gunnlaugsson retired from M&I	4	Renaissance Learning
Gunnlaugsson, 64		Since 2001	Corporation (Milwaukee, WI) in		Systems, Inc., FMI
c/o Fiduciary			December 2000.		Common Stock
Management, Inc.					Fund, Inc. and FMI
100 E. Wisconsin Ave.					Mutual Funds, Inc.
Suite 2200
Milwaukee, WI 53202
Paul S. Shain, 45	Director	Indefinite Term	Mr. Shain is Senior Vice President of	4	FMI Common Stock
c/o Fiduciary		Since 2001	CDW Corporation (Vernon Hills, IL)		Fund, Inc. and FMI
Management, Inc.			and Chief Executive Officer of CDW		Mutual Funds, Inc.
100 E. Wisconsin Ave.			Berbee (f/k/a/ Berbee Information
Suite 2200			Networks Corporation), a strategic
Milwaukee, WI 53202			business unit of CDW Corporation.
CDW Berbee is a leading provider of
Information Technology Services
including unified communications,
infrastructure integration and hosting
and managed services. He has been
employed by such firm in various
capacities since January 2000.

14

FMI Large Cap Fund
DIRECTORS AND OFFICERS (Continued)

		Term of	Principal	# of Funds	Other
	Position	Office and	Occupation(s)	in Complex	Directorships
Name, Age	Held with	Length of	During Past	Overseen	Held by
and Address	the Fund	Time Served	Five Years	by Director	Director or Officer
Interested Directors
Patrick J. English,* 47	Director	Indefinite Term	Mr. English is President of Fiduciary	3	FMI Common Stock
c/o Fiduciary		Since 2001	Management, Inc. and has been employed		Fund, Inc.
Management, Inc.	Vice	One Year Term	by the Adviser in various capacities
100 E. Wisconsin Ave.	President	Since 2001	since December, 1986.
Suite 2200
Milwaukee, WI 53202
Ted D. Kellner,* 62	Director	Indefinite Term	Mr. Kellner is Chairman of the Board	3	Marshall & Ilsley
c/o Fiduciary		Since 2001	and Chief Executive Officer of Fiduciary		Corporation,
Management, Inc.	President	One Year Term	Management, Inc. which he co-founded		Metavante
100 E. Wisconsin Ave.	and	Since 2001	in 1980.		Technologies, Inc.
Suite 2200	Treasurer				and FMI Common
Milwaukee, WI 53202					Stock Fund, Inc.
Richard E. Lane*, 52	Director	Indefinite Term	Mr. Lane is President of Broadview	2	None
100 E. Wisconsin Ave.		Since 2001	Advisors, LLC, the sub-adviser to the FMI
Suite 2250			Focus Fund.
Milwaukee, WI 53202
Other Officers
Kathleen M. Lauters, 56	Chief	At Discretion	Ms. Lauters is the Fund’s Chief	N/A	None
c/o Fiduciary	Compliance	of Board	Compliance Officer since September 2004.
Management, Inc.	Officer	Since 2004	From June 1995 to September 2004 Ms.
100 E. Wisconsin Ave.			Lauters was employed by Strong Capital
Suite 2200			Management, most recently as Senior
Milwaukee, WI 53202			Compliance Analyst.
Camille F. Wildes, 56	Vice	One Year Term	Ms. Wildes is Vice-President of	N/A	None
c/o Fiduciary	President	Since 2001	Fiduciary Management, Inc. and has
Management, Inc.	and		been employed by the Adviser in various
100 E. Wisconsin Ave.	Assistant		capacities since December, 1982.
Suite 2200	Treasurer
Milwaukee, WI 53202
Donald S. Wilson, 65	Vice	One Year Term	Mr. Wilson is Vice Chairman, Treasurer	N/A	FMI Common Stock
c/o Fiduciary	President	Since 2001	and Chief Compliance Officer of		Fund, Inc. and FMI
Management, Inc.	and		Fiduciary Management, Inc.		Mutual Funds, Inc.
100 E. Wisconsin Ave.	Secretary		which he co-founded in 1980.
Suite 2200
Milwaukee, WI 53202
__________
*
Messrs. English and Kellner are interested directors of the Fund because they are officers of the Fund and the Adviser. Mr. Lane is an interested director of the Fund because he is an officer of the FMI Focus Fund’s sub-adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

15

FMI Large Cap Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
GEORGE D. DALTON
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311
or
414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Large Cap Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.

Item 2. Code of Ethics.

Registrant has adopted a code of ethics.  See attached Exhibit 12 (a).

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that Mr. Gordon Gunnlaugsson, a member of its audit committee, is an audit committee financial expert.  Mr. Gunnlaugsson is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)    Audit Fees

$39,685 (FY 2008) and  $41,232 (FY 2007) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees

There were no fees billed in each of the last two fiscal years for Audit-Related Fees.

(c)   Tax Fees

$0 (FY 2008) and $12,300 (FY 2007) are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to registrant’s investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)    All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to registrant’s investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) or Rule 2-01 or Regulation S-X.

(e) (1)   None

(e) (2)   None

(f)  Not applicable.

(g) See the tax fees disclosed in paragraph (c) of this Item 4.

(h)  Not applicable, as no non-audit services were provided to registrant’s investment adviser.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The schedules of investments in securities of unaffiliated issuers is included as part of the reports to shareholders filed under Item 1.

(a)  Not applicable.

(b)  None

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The disclosure controls and procedures of the FMI Funds, Inc. are periodically evaluated.  As of October 1, 2008, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b)	The internal controls of the FMI Funds, Inc. are periodically evaluated.
There were no changes to FMI  Funds’ internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report  that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	Any code of ethics or amendment thereto. Filed herewith.

(b)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI  Funds, Inc.
Registrant

By    /s/Ted D. Kellner
Ted D. Kellner, Principal Executive Officer

Date  11-12-08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FMI  Funds, Inc.
Registrant

By    /s/Ted D. Kellner
Ted D. Kellner,  Principal Financial Officer

Date  11-12-08